UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________

FORM 8-K
___________

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) – August 6, 2010

RF MONOLITHICS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	0-24414	75-1638027

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4441 Sigma Road Dallas, Texas 75244

(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including Area Code - (972) 233-2903

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

RF Monolithics, Inc. announced August 9, 2010, it has entered into a modification of the existing loan agreement with ViewPoint Bank (a subsidiary of ViewPoint Financial Group, Inc.--NASDAQ:VPFGD) to extend the deadline for raising $700,000 in new capital until September 30, 2010.  In the modification, RFM confirmed that it is currently in compliance with the loan agreement.  The Company indicated that it expects to comply with the new capital requirement before the new deadline.

A copy of the executed modification will be filed as an exhibit to the Company’s Form 10-K for the 2010 fiscal year ending August 31, 2010.

Item 7.01.  Regulation FD Disclosure.

Reference is made to the Registrant’s news release dated August 9, 2010, announcing a Modification to Company’s Senior Credit Facility, which press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit	Description
99.1	News Release dated August 9, 2010, announcing a Modification to the Company’s Senior Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RF MONOLITHICS, INC.

		By:	/s/ Harley E. Barnes III
Harley E. Barnes III
Chief Financial Officer

Date:	August 9, 2010